           Annual Report



                                  HEALTH
                                  SCIENCES
                                  FUND
                                  -----------------
                                  DECEMBER 31, 1999
                                  -----------------


     [LOGO OF T. ROWE PRICE]

     REPORT HIGHLIGHTS
     ---------------------------------------------------------------------------
     Health Sciences Fund

   . High-growth biotechnology stocks surged, but many other health care companies struggled.

   . The fund returned 8.65% for the six months and 7.97% for the year, modestly trailing its Lipper benchmark.

   . Biotechnology stocks increased as a percentage of assets, while pharmaceuticals, service companies, and product and devices stocks declined.

   . We believe the pace of biological discovery is accelerating, creating numerous opportunities for health care investors.





UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

On the whole, 1999 was below average for the majority of health care investments. As the economy advanced strongly and interest rates rose, only a select group of high-growth technology and cyclical stocks truly excelled, while most other stocks were considerably weaker. Within the health care sector, investors were drawn to biotechnology stocks with potential for accelerating growth but spurned the more traditional, steady-growth companies in the pharmaceutical and service areas.

Particularly striking was the weakness among pharmaceutical stocks, a group that had four years of exceptional performance prior to 1999, particularly compared with the standout results of biotechnology stocks. The biotech index gained an impressive 112% for the year, while the pharmaceutical index actually declined 10%. Your fund's total returns reflected these trends. The fund produced an 8.65% second-half total return, which outpaced the 7.71% total return for the Standard & Poor's 500 Stock Index during the same period but modestly lagged the 9.51% results of the Lipper Health/Biotechnology Fund Index. For the full year, your fund was up 7.97%, compared with a 10.35% return for the Lipper peer group and a strong 21.04% advance for the broad market.


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/99                          6 Months       12 Months
--------------------------------------------------------------------------------
Health Sciences Fund                            8.65%            7.97%
S&P 500                                         7.71            21.04
Lipper Health/Biotechnology                     9.51            10.35
Fund Index



DIVIDEND DISTRIBUTION

On December 14, 1999, your Board of Directors declared a short-term capital gain distribution of $0.33 per share and a long-term capital gain distribution of $0.93 per share to shareholders of record on that date. This was paid on December 16. You should already have received your check or statement reflecting this distribution, as well as Form 1099-DIV summarizing this information for 1999 tax purposes.

MARKET ENVIRONMENT

The U.S. equity markets were extremely active in 1999 and once again positively surprised investors. Fueled by Internet mania and an insatiable thirst for all things technological, the Nasdaq posted an astonishing 86% 12-month gain, while both the Dow Jones and S&P 500 enjoyed their fifth consecutive years of double-digit returns. All three indexes closed the year at record levels. The amount of capital raised in initial public offerings during 1999 was a record $69 billion, far surpassing the prior record of $50 billion in 1996. Merger and acquisition activity in 1999 climbed 7% to $1.75 trillion in the U.S. and doubled in Europe to $1.23 trillion.

In contrast, bonds experienced their worst year since 1994. With both U.S. and overseas economies growing strongly, the Federal Reserve hiked the federal funds target rate three times to defuse inflationary pressure, and interest rates overall rose sharply. In addition, fixed income markets faced competition for capital from the surging equity markets and concerns about Y2K-related disruptions. The bellwether 30-year Treasury posted a 15% price decline for 1999, and many other fixed income securities followed suit.

The overall gain for health care stocks in the second half of 1999 masked a difficult environment for most segments of our market. Pharmaceutical stocks, which had been the locomotive driving the sector, ran out of steam for three key reasons: fundamental weakness at a few leading drug companies, looming patent expirations for several popular branded drugs, and early rumblings from presidential candidates about health care reform. In addition, drug stocks were troubled by merger and acquisition activity late in the year, as Pfizer sought to wrest Warner-Lambert away from a proposed merger with American Home Products, and Pharmacia & Upjohn announced a proposed merger with Monsanto. Where investors once reacted to such news with near-euphoria, these transactions were looked upon unfavorably. The market seemed to think that Pfizer's action was a sign of corporate weakness, and that Pharmacia & Upjohn's proposed transaction was too complex and would dilute its long-term growth prospects.

The services and products and devices sectors did not fare much better. Products and devices stocks were largely mixed, but sentiment toward the services segment turned strongly negative. The segment was damaged by questionable execution at some companies and threats of class-action lawsuits against the managed care industry. Government activity also concerned investors in health services, who feared potentially harmful legislation and budget cuts. Biotechnology stocks provided a lone but brilliant light over a gloomy landscape. Particularly in the past six months, investors were drawn to sectors with the potential for high or accelerating growth, biotech included. A popular move by Roche Holdings to spin off a piece of biotech subsidiary Genentech, as well as strong fundamental performances by a number of biotechnology companies, also helped spur enthusiasm for the sector.


PORTFOLIO REVIEW

As shown in the Sector Diversification table, the fund's sector mix changed in the second half, primarily because of strong relative performance by the biotechnology sector. Our efforts to respond to changes in individual company prospects and fluctuations in investor sentiment also affected the portfolio's exposures. The percentage of assets in pharmaceuticals declined from 53% to 42% over the six-month period because we trimmed several positions and because the sector underperformed relative to other holdings. We felt that drug company valuations would come under pressure from slowing earnings growth rates, election rhetoric, concerns about patent expirations, and unpopular corporate transactions.


----------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

                                                6/30/99        12/31/99
--------------------------------------------------------------------------------
Pharmaceuticals                                   53%             42%
Biotechnology                                     15              32
Health Care Services                              19              13
Products and Devices                              11               7
Reserves                                           2               6
Total                                            100%            100%


We eliminated our small weighting in European drug stocks, including Glaxo Wellcome and AstraZeneca Group, because their valuation and growth prospects became less attractive relative to U.S. competitors. We also reduced positions in Bristol-Myers Squibb, Pfizer, and American Home Products. Our positions in both American Home Products and Pharmacia & Upjohn suffered from negative reaction to their merger announcements, and Schering-Plough was a laggard due to patent expiration concerns.

Despite overall weakness, some of our holdings in the sector made significant contributions to second-half performance. These included Johnson & Johnson, Warner-Lambert, and Teva Pharmaceutical Industries. We also initiated a position in generic-drug manufacturer Mylan Laboratories to capitalize on the pending wave of name-brand drug patent expirations. We still consider the pharmaceutical industry to be a cornerstone of the portfolio.

     In the services segment, we trimmed several holdings and eliminated others. For example, we sold our position in leading drug-distribution company Cardinal Health due to concerns about business fundamentals. Cardinal also struggled with declining sentiment toward all businesses related to pharmaceuticals and was the fund's major laggard for the year. Aetna, which is no longer in the portfolio, also suffered a large loss. CareInsite, an Internet-based health care information systems provider, was the sole services holding that made a major positive contribution to performance. We did initiate some positions in this sector. For example, hysteria surrounding the potential for class-action lawsuits significantly reduced valuations among managed care companies. We attempted to capitalize by increasing our holdings in managed-care firm Wellpoint Health Networks. We also established a position in Drugstore.com, an emerging on-line pharmacy services company.

     In the products and devices segment, we took profits on some successful holdings and cut exposure to others. Concerns about aging products convinced us to eliminate positions in Guidant and Medtronic, two leaders in the cardiovascular device area. Boston Scientific was the major laggard in the sector, while implant manufacturer Mentor performed comparatively well.

     Biotechnology was by far the strongest segment in health care and provided seven of the top 10 contributors in the second half of 1999. Holdings increased significantly from 15% to 32% during that period due to the sector's vastly superior relative performance and because of additional investments. Significant purchases included Genentech, MedImmune, and Affymetrix. Genentech has outstanding growth prospects over the next several years based largely on its potential to deliver breakthrough cancer products; it made the largest contribution to fund performance. Affymetrix, an innovative company that successfully combines genetic research with chip technology in a search for new drugs, experienced explosive growth. We decreased positions in industry stalwarts Biogen and Amgen to fund these purchases and believe that the net effect was to increase exposure to faster-growing companies. We are optimistic about the growth prospects within the biotechnology industry and look to this sector as a substantial growth engine for the fund.

OUTLOOK


     We believe that the health sciences sector will continue to be a dynamic growth area driven by demographic changes, scientific advancements, and the willingness of wealthy and developing nations to finance health care expenditures. Despite the negative sentiment overhanging many health care sectors, we are encouraged by the number of growth opportunities. We have entered a golden era of biology in which the pace of discovery is clearly accelerating. The human genome project is an example of research that will affect society for years to come by exponentially increasing our knowledge of human physiology in a way that will result in valuable medical improvements.

     In short, we seek to invest in companies with the ability to introduce new drugs or medical devices that materially improve the human condition. We are focused on drug/biotechnology and medical device companies because we believe these products have the greatest potential to revolutionize health care delivery, and in turn offer an investor the greatest potential for wealth creation. There are a growing number of companies that dramatically illustrate how a single drug or medical device can transform a small or mid-size company into a large company, and in the process provide an investor with a substantial return. Examples include MedImmune, which has increased six-fold in value over the past 18 months due to the success of Synagis, its new drug for the prevention of RSV disease in infants. Biogen has tripled over the past 18 months due to the success of Avonex, the most frequently prescribed therapy for slowing the progression of multiple sclerosis. There are several other companies today poised to undergo similar dramatic transformations, and we are committed to capturing this opportunity for your fund.


  THERE ARE A GROWING NUMBER OF COMPANIES THAT DRAMATICALLY ILLUSTRATE HOW A SINGLE DRUG OR MEDICAL DEVICE CAN . . . PROVIDE A SUBSTANTIAL RETURN.

     While our bullishness on our sector for the long term should be apparent, we anticipate the coming year will be challenging for two reasons. First, a core segment of the portfolio, biotechnology stocks, is coming off an outstanding year of price appreciation and their valuations are sensitive to disappointment. We remain confident that this sector's long-term growth will offset its current high valuations, but short-term volatility is a possibility. Second, another core segment of our investments, the pharmaceutical stocks, are at the center of the political vortex surrounding plans for a Medicare prescription drug benefit. We realize that the pharmaceutical industry will be targeted by those seeking political advantage, but we believe that good public policy will ultimately prevail over sound-bite politics. The clear challenge is to provide more people with affordable drugs without destroying the world-class innovation that is the foundation of our nation's pharmaceutical industry.

     In closing, we remain resolute in our faith that wealth-creating opportunities lay ahead and are committed to realizing these for you. We sincerely appreciate your support in this endeavor.

     Respectfully submitted,


     /s/ John H. Laporte

     John H. Laporte
     President


     /s/ Kris H. Jenner

     Kris H. Jenner
     Chairman of the Investment Advisory Committee

     January 24, 2000


--------------------------------------------------------------------------------
Effective January 14, 2000, Kris H. Jenner, who holds an M.D. from Johns Hopkins, became the funds new Chairman of the Investment Advisory Committee and assumed day-to-day responsibility for managing the fund. Brian D. Stansky stepped down as Chairman to pursue interests outside of T. Rowe Price, and we wish him well in his new endeavors. Dr. Jenner has been a pharmaceutical and biotechnology analyst with T. Rowe Price and a member of the funds Advisory Committee, working closely with Mr. Stansky, since 1997. For two years prior to that, Dr. Jenner engaged in medical research for Harvard Medical School.

This updates the Health Sciences Fund prospectus dated May 1, 1999.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                  Percent of
                                                                  Net Assets
                                                                    12/31/99
--------------------------------------------------------------------------------
  Genentech                                                              6.6%
  Warner-Lambert                                                         6.2
  MedImmune                                                              4.7
  Johnson & Johnson                                                      4.6
  Amgen                                                                  4.4
  ------------------------------------------------------------------------------
  Waters                                                                 4.0
  Bristol-Myers Squibb                                                   3.8
  Schering-Plough                                                        3.5
  QLT PhotoTherapeutics                                                  3.5
  Pharmacia & Upjohn                                                     3.4
  ------------------------------------------------------------------------------
  Wellpoint Health Networks                                              3.2
  Teva Pharmaceutical Industries                                         3.0
  United HealthCare                                                      2.8
  Merck                                                                  2.8
  Biogen                                                                 2.8
  ------------------------------------------------------------------------------
  American Home Products                                                 2.7
  Pfizer                                                                 2.6
  Affymetrix                                                             2.2
  Mylan Laboratories                                                     2.1
  Eli Lilly                                                              2.0
  ------------------------------------------------------------------------------
  IMS Health                                                             1.8
  Boston Scientific                                                      1.6
  Inhale Therapeutic Systems                                             1.5
  CVS                                                                    1.5
  Alkermes                                                               1.2
--------------------------------------------------------------------------------
Total                                                                   78.5%

Note: Table excludes reserves.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended December 31, 1999

Ten Best Contributors                     Ten Worst Contributors
--------------------------------------------------------------------------------
Genentech *                        65c    Boston Scientific            -23c
Amgen                              45     American Home Products        23
MedImmune                          42     Total Renal Care Holdings     20
QLT PhotoTherapeutics              27     Cardinal Health **            18
Johnson & Johnson                  20     Centocor ***                  17
Warner-Lambert                     16     Schering-Plough               15
Biogen                             15     Pharmacia & Upjohn            15
Teva Pharmaceutical Industries     15     Aetna **                      15
Affymetrix *                       15     TLC Laser Eye Center **       10
Alkermes                           12     United HealthCare              9
--------------------------------------    --------------------------------------
Total                             272c    Total                       -165c


12 Months Ended December 31, 1999

Ten Best Contributors                     Ten Worst Contributors
--------------------------------------------------------------------------------
Genentech *                        67c    Cardinal Health **           -26c
Amgen                              56     American Home Products        23
MedImmune                          46     Total Renal Care Holdings     23
QLT PhotoTherapeutics *            39     Boston Scientific *           19
Biogen                             37     Schering-Plough               18
Johnson & Johnson                  29     IDX Systems **                18
Teva Pharmaceutical Industries     21     Pharmacia & Upjohn            16
Alkermes                           18     Pfizer                        15
Affymetrix *                       15     Eli Lilly                     13
CareInsite *                       13     Centocor ***                  10
--------------------------------------    --------------------------------------
Total                             341c    Total                       -181c


  * Position added
 ** Position eliminated
*** Acquired by another company

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     HEALTH SCIENCES FUND
     ---------------------------------------------------------------------------

                                    [GRAPH]

                             [PLOT POINTS TO COME]


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                               Since   Inception
Periods Ended 12/31/99                  1 Year   3 Years   Inception        Date
--------------------------------------------------------------------------------
Health Sciences Fund                    7.97%     16.42%    18.89%      12/29/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                       Year                           12/29/95
                                      Ended                            Through
                                   12/31/99     12/31/98   12/31/97   12/31/96
NET ASSET VALUE
Beginning of period                $  16.01     $  13.66   $  12.27   $  10.00

Investment activities
 Net investment income (loss)         (0.04)       (0.04)     (0.03)     (0.03)*
 Net realized and
 unrealized gain (loss)                1.22         3.05       2.39       2.70

 Total from
 investment activities                 1.18         3.01       2.36       2.67

Distributions
 Net realized gain                    (1.26)       (0.66)     (0.97)     (0.40)


NET ASSET VALUE
End of period                      $  15.93     $  16.01   $  13.66   $  12.27
                                   =============================================

Ratios/Supplemental Data

Total return+                        7.97%      22.37%      19.41%     26.75%*
Ratio of total expenses to
average net assets                   1.11%       1.16%       1.18%      1.35%*
Ratio of net investment
income (loss) to average
net assets                          (0.25)%     (0.25)%     (0.21)%    (0.32)%*
Portfolio turnover rate              81.9%       85.7%      104.4%     133.1%
Net assets, end of period
(in thousands)                   $302,510    $316,573    $271,351   $193,958



+ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.35% voluntary expense limitation in effect through 12/31/97


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
                                                             December 31, 1999
-----------------------
STATEMENT OF NET ASSETS                                Shares            Value
--------------------------------------------------------------------------------
                                                                  In thousands

COMMON STOCKS AND WARRANTS 94.5%

SERVICES  13.1%

Payors 6.0%
United HealthCare                                     161,000      $     8,553
Wellpoint Health Networks *                           145,100            9,568
                                                                   -------------
                                                                        18,121
                                                                   -------------
Providers 0.9%
Total Renal Care Holdings *                           419,300            2,804
                                                                   -------------
                                                                         2,804
                                                                   -------------
Information 4.0%
CareInsite *                                           42,000            3,382
IMS Health                                            200,000            5,438
National Data                                          98,500            3,343
                                                                   -------------
                                                                        12,163
                                                                   -------------
Distribution 2.2%
CVS                                                   110,000            4,393
Drugstore.com *                                        60,000            2,192
                                                                   -------------
                                                                         6,585
                                                                   -------------
Total Services                                                          39,673
                                                                   -------------

PRODUCTS & DEVICES 7.2%

Supply 4.0%
Waters *                                              230,000           12,190
                                                                   -------------
                                                                        12,190
                                                                   -------------
Implants 3.2%
Boston Scientific *                                   223,900            4,898
Mentor                                                140,000            3,631
Wesley Jessen VisionCare *                             30,300            1,144
                                                                   -------------
                                                                         9,673
                                                                   -------------
Total Products & Devices                                                21,863
                                                                   -------------

PHARMACEUTICALS 41.1%

U.S. Major - Pharmaceutical 31.7%
American Home Products                                209,500            8,262
Bristol-Myers Squibb                                  180,000           11,554

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------


                                                       Shares            Value
--------------------------------------------------------------------------------
                                                                  In thousands

Eli Lilly                                              90,000      $     5,985
Johnson & Johnson                                     149,730           13,943
Merck                                                 127,500            8,550
Pfizer                                                241,500            7,834
Pharmacia & Upjohn                                    230,000           10,350
Schering-Plough                                       250,000           10,547
Warner-Lambert                                        230,000           18,846
                                                                   -------------
                                                                        95,871
                                                                   -------------
Generic & Drug Delivery 9.4%
Alkermes *                                             75,000            3,680
Inhale Therapeutic Systems *                          108,950            4,641
King Pharmaceuticals *                                 24,100            1,350
Mylan Laboratories                                    250,000            6,297
Shire Pharmaceuticals ADR *                           123,800            3,582
Teva Pharmaceutical
 Industries ADR                                       125,000            8,949
                                                                   -------------
                                                                        28,499
                                                                   -------------
Total Pharmaceuticals                                                  124,370
                                                                   -------------

BIOTECHNOLOGY 28.8%

U.S. Major - Biotechnology 26.9%
Affymetrix *                                           40,000            6,786
Amgen *                                               223,000           13,387
Biogen *                                              100,000            8,447
Genentech *                                           147,500           19,839
Gilead Sciences *                                      50,000            2,703
IDEC Pharmaceuticals*                                  15,500            1,521
Immunex *                                              12,700            1,390
MedImmune *                                            85,000           14,094
QLT PhotoTherapeutics *                               178,300           10,453
Sepracor *                                             26,000            2,584
                                                                   -------------
                                                                        81,204
                                                                   -------------
Other Biotechnology 1.9%
Magainin Pharmaceuticals, Warrants, 8/6/01++           84,325                0
NPS Pharmaceuticals *                                 282,600            3,541
Serologicals *                                        116,000              707
Triangle Pharmaceuticals *                            115,000            1,470
                                                                   -------------
                                                                         5,718
                                                                   -------------

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------


                                                       Shares            Value
--------------------------------------------------------------------------------
                                                                  In thousands

  Total Biotechnology                                              $    86,922
                                                                   -------------
  Miscellaneous Common Stocks 4.3%                                      12,946
                                                                   -------------

  Total Common Stocks and Warrants (Cost $221,347)                     285,774
                                                                   -------------

  SHORT-TERM INVESTMENTS 5.2%

  Money Market Funds 5.2%
  Reserve Investment Fund, 6.16% #                 15,793,045           15,793
                                                                   -------------
  Total Short-Term Investments (Cost $15,793)                           15,793
                                                                   -------------

Total Investments in Securities
99.7% of Net Assets (Cost $237,140)                                $   301,567

Other Assets Less Liabilities                                              943
                                                                   -------------

NET ASSETS                                                          $  302,510
                                                                   =============

Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions           $    9,577
Net unrealized gain (loss)                                              64,427
Paid-in-capital applicable to 18,994,490 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized       228,506
                                                                   -------------

NET ASSETS                                                          $  302,510
                                                                   =============

NET ASSET VALUE PER SHARE                                           $    15.93
                                                                   =============



  #  Seven-day yield
  *  Non-income producing
 ++ Securities contain some restrictions as to public resale -- total of such securities at period-end amounts to 0.0% of net assets.
ADR  American Depository Receipt


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                          Year
                                                                         Ended
                                                                      12/31/99

Investment Income (Loss)

 Income
 Dividend                                                          $     1,917
 Interest                                                                  713
                                                                   -------------
 Total income                                                            2,630
                                                                   -------------
Expenses
 Investment management                                                   2,038
 Shareholder servicing                                                   1,074
 Prospectus and shareholder reports                                        101
 Custody and accounting                                                    100
 Registration                                                               41
 Legal and audit                                                            20
 Directors                                                                   7
 Miscellaneous                                                               4
                                                                   -------------
 Total expenses                                                          3,385
                                                                   -------------
Net investment income (loss)                                              (755)
                                                                   -------------
Realized and Unrealized Gain (Loss)

Net realized gain (loss)
 Securities                                                             23,359
 Foreign currency transactions                                             (25)
                                                                   -------------
 Net realized gain (loss)                                               23,334
Change in net unrealized gain or loss on securities                       (680)
                                                                   -------------
Net realized and unrealized gain (loss)                                 22,654
                                                                   -------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $    21,899
                                                                   =============



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

-----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands
                                                         Year
                                                        Ended
                                                     12/31/99         12/31/98

Increase (Decrease) in Net Assets
Operations
 Net investment income (loss)                     $      (755)     $      (723)
 Net realized gain (loss)                              23,334           14,931
 Change in net unrealized gain or loss                   (680)          43,907
                                                  ------------------------------
 Increase (decrease) in net assets from
  operations                                           21,899           58,115
                                                  ------------------------------
Distributions to shareholders
 Net realized gain                                    (22,309)         (12,484)
                                                  ------------------------------
Capital share transactions *
 Shares sold                                          103,079          103,398
 Distributions reinvested                              21,561           12,130
 Shares redeemed                                     (138,293)        (115,937)
                                                  ------------------------------
 Increase (decrease) in net assets from capital
 share transactions                                   (13,653)            (409)
                                                  ------------------------------

Net Assets
Increase (decrease) during period                     (14,063)          45,222
Beginning of period                                   316,573          271,351
                                                  ------------------------------

End of period                                     $   302,510      $   316,573
                                                  ==============================

*Share information
Shares sold                                             6,521            7,046
Distributions reinvested                                1,457              811
Shares redeemed                                        (8,755)          (7,954)
                                                  ------------------------------
Increase (decrease) in shares outstanding                (777)             (97)



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
                                                               December 31, 1999
-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Health Sciences Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 29, 1995.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally

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T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------



     accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $238,831,000 and $276,690,000, respectively, for the year ended December 31, 1999.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------
     Undistributed net investment income                           $   755,000
     Undistributed net realized gain                                  (755,000)


     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $237,140,000. Net unrealized gain aggregated $64,427,000 at period-end, of which $80,455,000 related to appreciated investments and $16,028,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $164,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to

     17
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T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------



     0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $911,000 for the year ended December 31, 1999, of which $106,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $710,000 and are reflected as interest income in the accompanying Statement of Operations.

     18
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T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Health Sciences Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Health Sciences Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 20, 2000

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T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/99
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The funds distributions to shareholders included:

     .    $5,843,000 from short-term capital gains,

     . $16,466,000 from long-term capital gains, subject to the 20% rate gains category.

     For corporate shareholders, $1,719,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

--------------------------------------------------------------------------------

20
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T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

 * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

For fund and account information          Walk-In Investor Centers:
or to conduct transactions,               For directions, call 1-800-225-5132
24 hours, 7 days a week                   or visit our Web site
By touch-tone telephone
Tele*Access 1-800-638-2587                Baltimore Area
By Account Access on the Internet         Downtown
www.troweprice.com/access                 101 East Lombard Street
                                          Owings Mills
For assistance                            Three Financial Center
with your existing                        4515 Painters Mill Road
fund account, call:
Shareholder Service Center                Boston Area
1-800-225-5132                            386 Washington Street
                                          Wellesley
To open a brokerage account
or obtain information, call:              Colorado Springs
1-800-638-5660                            4410 ArrowsWest Drive

Internet address:                         Los Angeles Area
www.troweprice.com                        Warner Center
                                          21800 Oxnard Street, Suite 270
Plan Account Lines for retirement         Woodland Hills
plan participants:
The appropriate 800 number appears        Tampa
on your retirement account statement.     4200 West Cypress Street
                                          10th Floor
T. Rowe Price Associates
100 East Pratt Street                     Washington, D.C.
Baltimore, Maryland 21202                 900 17th Street N.W.
                                          Farragut Square
This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.


[LOGO OF T. ROWE PRICE]


T. Rowe Price Investment Services, Inc., Distributor.    F10-050  12/31/99